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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               ----------------

                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                           ------------------------

                               FEBRUARY 12, 1999
               Date of report (Date of earliest event reported)

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                        Commission File Number: 0-18108

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                          FINET HOLDINGS CORPORATION
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                           (State or jurisdiction of
                        incorporation or organization)

                         3021 CITRUS CIRCLE, SUITE 150
                            WALNUT CREEK, CA 94598
                    (Address of principal executive office)

                                  94-3115180
                     (IRS Employer Identification Number)

                       Telephone Number: (925) 988-6550
             (Registrant's telephone number, including area code)





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ITEM 4 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On February 12, 1999, the Registrant dismissed Reuben E. Price & Co. ("REP") as its independent accountant and, on February 12, 1999, the Registrant appointed Ernst & Young LLP ("E&Y") to that position.

The reports of REP on the Registrant's financial statements for the past two fiscal years contained no adverse opinion or disclaimer, or were qualified as to uncertainty, audit scope, or accounting principles.

The change in accountants was made in light of the recently expanded scope of the Registrant's operations and the attendant requirement for the accounting services of a larger firm of national scope and stature. The decision to change independent accountants was recommended by management and was approved by the Registrant's Audit Committee and Board of Directors.

During  the  Registrant's  most recent two fiscal  years  and  the  subsequent interim  period  there  were  no disagreements  with  REP  on  any  matter  of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Attached, as an exhibit is a letter from REP to the Commission attesting to its agreement with the above information.



PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

FINET HOLDINGS CORPORATION


Date: February 19, 1999         /s/       MARK L. KORELL
                               ------------------------------------
                               MARK L. KORELL
                               (CEO AND PRINCIPAL EXECUTIVE OFFICER)

Date: February 19, 1999         /s/       GARY A. PALMER
                               ------------------------------------
                               GARY A. PALMER
                               (PRINCIPAL FINANCIAL OFFICER)